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                                  EXHIBIT 32.0

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

The undersigned Chief Executive Officer and Chief Financial Officer of Prudential Bancorp, Inc. of Pennsylvania (the "Registrant") hereby certify that the Registrant's Form 10-Q for the quarter ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                    /s/  Thomas A. Vento
                                    -------------------------------------------
                                    Name: Thomas A. Vento
                                    Title: President and Chief Executive Officer


Date:  August 14, 2006


                                    /s/  Joseph R. Corrato
                                    --------------------------------------------
                                    Name: Joseph R. Corrato
                                    Title: Executive Vice President and Chief
                                      Financial Officer


Date:  August 14, 2006


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Prudential Bancorp, Inc. of Pennsylvania and will be retained by Prudential Bancorp, Inc. of Pennsylvania and furnished to the Securities and Exchange Commission or its staff upon request.